UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 26, 2021

RenovaCare, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	98-0384030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9375 E. Shea Blvd., Suite 107-A, Scottsdale, AZ	07068
(Address of principal executive offices)	(Zip Code)

 4 Becker Farm Road, Suite 105, Roseland, NJ 07068

(Former name, former address and former fiscal year, if changed since last report)

(888) 398-0202
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On July 26, 2021, the Company and Mr. Justin Frere entered into an Executive Services Consulting Agreement (the “ESCA”).

Mr. Frere was appointed Chief Financial Officer, Treasurer and Secretary on April 12, 2021. Mr. Frere has over 20 years of experience as a hands-on CFO/Controller level finance and administration professional with extensive operational and analytical experience as a consultant, CFO and controller for numerous public entities. From 2001 through present, Mr. Frere has been principal of Frontline Accounting performing CFO/controller, and financial analyst services for various public and private domestic and international clients. Mr. Frere has been the primary party responsible for accounting, drafting and filing SEC Forms and interacting with auditors and the SEC in support of public company reporting. Mr. Frere started his career at KPMG in their assurance practice. Mr. Frere earned a Bachelor of Science in accounting and finance from California Polytechnic State University in San Luis Obispo and MBA from San Diego State University.

Pursuant to the ESCA, Mr. Frere will provide executive consulting services to the Company.

Mr. Frere’s engagement pursuant to the ESCA is an “at-will” engagement. As such it may be terminated by either Party, at any time, upon written notice, for any reason or no reason, with or without Cause. It is acknowledged that Mr. Frere’s engagement is on a part-time basis; however, he has agreed to devote as much of his time, efforts, professional attention, knowledge, and experience as may be necessary to carry on fully his duties and responsibilities under the ESCA, including, without limitation, his performance of the Services.

The ESCA also contains provisions regarding Mr. Frere’s obligations, during the Consulting Term and for a specified period thereafter, to (i) protect the Company’s Confidential Information and intellectual property, (ii) refrain from the solicitation of the Company officers, directors or employees, and (iii) refrain from engaging in activities that are competitive to the business being conducted by the Company and its subsidiaries.

In consideration for the Services and other obligations of Mr. Frere pursuant to the ESCA, Mr. Frere:

(a)    Shall receive a base monthly fee as follows (the “Base Monthly Fee”) of US$10,000 per month payable on the first day of each calendar month in arrears. The Base Monthly Fee shall be prorated for any portion of the Consulting Term that is not a full calendar month.

(b)    Shall be reimbursed for all pre-approved, legitimate business expenses reasonably incurred by Consultant in carrying out the responsibilities and obligations under the ESCA and promoting the Company’s business will be reimbursed, including mileage and travel expenses in accordance with IRS guidelines. Mr. Frere shall be reimbursed for all such legitimate business expenses upon submission to the Company of appropriate documentation of such expenses and a description of the purpose of such expenses.

(c)    Has been granted, on July 26 (the “Grant Date”) a non-statutory stock option (the “Option”) pursuant to the Company’s 2013 Long-Term Incentive Plan to purchase up to 50,000 shares (the “Shares”) of the Company’s common stock (the “Stock”) in accordance with and subject to the terms and conditions of the Stock Option Agreement dated July 26, 2021 between Mr. Frere and the Company (the “SOA”),

The Option shall vest and be exercisable at initial exercise prices, as follows:

Vesting Date	Number of Shares Vesting	Initial Exercise Price
Effective Date	25,000	$1.72
Six Month Anniversary of the Effective Date	25,000	$1.72

The term of the Option commenced on the Grant Date and shall expire, and all rights to purchase the Shares pursuant to the Option shall terminate, on the ten-year anniversary date of the Grant Date (the “Option Expiration Date”).

To the extent that all or a portion of the Option has vested, it may be exercised as to such vested amount, in whole or in part and from time to time, during the term, by delivery to the Company of a written or electronic notice, stating the number of whole Shares to be purchased; the Exercise Notice shall be accompanied by payment of the Aggregate Exercise Price of the Shares to be purchased. The term “Aggregate Exercise Price” shall mean the dollar amount obtained by multiplying (i) the Per Share Exercise Price by (ii) the number of Shares being purchased.

Subject to the provisions of the SOA, The Aggregate Exercise Price of the Options shall be paid:

(i)  in cash or by certified check or bank draft payable to the order of the Company; or

(ii) to the extent permitted by applicable law, through a broker-assisted cashless exercise by delivering, along with a properly executed exercise notice to the Company, a copy of irrevocable instructions to a broker to deliver promptly to the Company the aggregate exercise price and, if requested by the Participant, the amount of any applicable federal, state, local or foreign withholding taxes required to be withheld by the Company, provided, however, that such exercise may be implemented solely under a program or arrangement established and approved by the Company with a brokerage firm selected by the Company;

(iii) at any time prior to the Company’s listing of any of its securities for trading on a “national stock exchange,” pursuant to “a net issue” or “cashless” exercise;

(iv) by any other method approved by the Board or its Compensation Committee, if any, or

(v) by a combination of the foregoing.

The SOA contains such other provisions as are typically included in such agreements including but not limited to, vesting acceleration (in the event of a change of control or otherwise in the discretion of the Company’s Board of Directors) and option forfeiture provisions (in the event of the termination of the ESCA).

THE FOREGOING DESCRIPTIONS, OF THE OF EACH OF THE ESCA AND THE SOA, DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF EACH OF THE ESCA AND THE SOA, COPIES OF WHICH ARE FILED, RESPECTIVELY, AS EXHIBITS 10.1 AND 10.2  TO THIS CURRENT REPORT ON FORM 8-K, AND EACH SUCH EXHIBIT IS INCORPORATED HEREIN BY REFERENCE.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description

10.1	Executive Services Consulting Agreement dated as of July 26, 2021, between RenovaCare, Inc., and Justin Frere, an individual.
10.2	Non-statutory Stock Option Agreement dated as of July 26, 2021 between RenovaCare, Inc., and Justin Frere, an individual.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 30, 2021.

RenovaCare, Inc.

By: /s/ Kaiyo Nedd

Kaiyo Nedd

President and Chief Executive Officer